                        LIMITED MATURITY BOND PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                                                     A0094 02/01

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                       January 2, 2001
--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio

TED GIULIANO & CATHERINE WATERWORTH, PORTFOLIO CO-MANAGERS

   During 2000, bonds outperformed other asset classes as the major stock indexes fell dramatically. Many investors who had started the year selling bonds and buying stocks -- especially so-called new economy stocks -- by December were turning to the relative safety of cash and bonds. Even legendary equity investor Warren Buffet began buying high-yield bonds, further confirming our view that fixed income still offers both relative and absolute value compared to equities.
   In the year ended December 31, 2000 the portfolio returned 6.78%(1), a welcome improvement over the disappointing returns provided by fixed income securities the prior year. The diversified strategy employed in the Limited Maturity Bond Portfolio fell short of its all-Treasury benchmark, the Merrill Lynch 1-3 Year Treasury Index, which returned 7.99% as U.S. Treasuries were the clear winner among fixed-income sectors in 2000.
   Despite the Federal Reserve Board's raising of interest rates to 6.5%, huge U.S. government buybacks of Treasury securities caused long-term Treasury yields to decline and the yield curve to invert, distorting relationships between Treasuries and all other sectors. These and other developments resulted in yield spreads at 10-year highs. At the same time, the U.S. Government Agency bond market was hurt by proposed legislation that threatened to end government sponsorship of its major issuers. The corporate sector -- affected by high oil prices, a weak Euro and increasing earnings and a worsening credit picture -- demonstrated enormous volatility, as the Lehman Credit Index underperformed the Lehman U.S. Treasury Index by -4.13%, its worst 1-year underperformance since 1981. The portfolio fell short of the Treasury Index benchmark because of its relatively low allocation to Treasuries (12.5% of total net assets as of December 31, 2000) in favor of significant weightings of higher yielding assets such as corporates, agencies and mortgage-backed securities (54.2%, 20.1%, and 24.8% of total net assets, respectively). In addition, although the portfolio had small positions in high-yield securities and international bonds throughout the year, these sectors were especially poor performers in 2000.
   But disappointments very often lead to opportunities, and this was the case again in 2000. Most of the underperformance occurred in the first half of the year. In the second half, the portfolio provided a 4.77% total return compared with a 4.86% total return for the Merrill Lynch 1-3 Year Treasury Index. We believe that the rebound that began in the second half will continue in 2001, given the Federal Reserve Board's current bias towards further short-term rate cuts (following its 50 basis point cut on January 3, 2001).
   We also believe that the portfolio is well positioned to take advantage of this more positive rate environment, because we expect Treasuries, which currently look like very expensive securities with yields around 5%, will be the laggards in 2001.
   At Neuberger Berman, we take pride in our investment approach. Whether an old or new economy dominates, our responsibility is to deliver competitive returns -- while protecting your principal. In 2000, investor sentiment provided an opportunity to buy weaker sectors with higher yields and to sell into the strength of U.S. Treasury bonds. High-quality bonds in many sectors now yield between 6.0% and 7.5%. As long-term investors, we believe that the return of principal that accompanies those yields make the bond market a wonderful investment opportunity. In the year ahead, we intend to continue to add value -- identifying undervalued securities in the most fundamentally attractive sectors -- while managing risk. We are confident that these remain the best tools to enhance income from the assets you have entrusted to us to preserve.

Sincerely,

/s/ Theodore P. Giuliano                /s/ Catherine Waterworth
Ted Giuliano                            Catherine Waterworth
PORTFOLIO CO-MANAGER                    PORTFOLIO CO-MANAGER

(1) 6.78%, 4.72 %, and 5.71% were the average annual total returns for the 1-, 5-, and 10-year periods ended December 31, 2000. Results are shown on a total return basis and include reinvestment of all dividends and capital gains distributions. Performance data quoted represents past performance, which is no guarantee of future results. Neuberger Berman Management Inc. currently absorbs certain operating expenses of the Portfolio. Absent such arrangement, which is subject to change, the total returns would have been less.

The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

The 30-day yield shown for the Portfolio was 6.37% for the period ended
Dec. 31, 2000. Past performance does not guarantee future results and shares when redeemed may be worth more or less than their original cost. The performance does not reflect separate account and insurance policy and fees and expenses charged under the variable insurance contracts.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described index.

The composition, industries and holdings of the portfolio are subject to change.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. The Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      LIMITED MATURITY  MERRILL LYNCH 1-3 YEAR
       BOND PORTFOLIO       TREASURY INDEX
1990           $10,000                 $10,000
1991            11,134                  11,168
1992            11,711                  11,872
1993            12,487                  12,514
1994            12,467                  12,585
1995            13,831                  13,969
1996            14,428                  14,865
1997            15,399                  15,641
1998            16,075                  16,735
1999            16,312                  17,248
2000            17,419                  18,627

AVERAGE ANNUAL TOTAL RETURN (1)
                                 LIMITED MATURITY  MERRILL LYNCH 1-3 YEAR
                                  BOND PORTFOLIO     TREASURY INDEX (2)
1 YEAR                                     +6.78%                  +7.99%
5 YEAR                                     +4.72%                  +5.92%
10 YEAR                                    +5.71%                  +6.42%
LIFE OF FUND                               +7.42%                  +7.87%

   Neuberger Berman Advisers Management Trust Limited Maturity Bond Portfolio (the "Fund") commenced operations on 9/10/84.

1. "Total Return" includes reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and distributions. The Fund may invest in many securities not included in the above-described index.

Performance data are historical and include changes in share price and reinvestment of dividends and distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio

      Principal                                               Rating(1)             Market
       Amount                                            Moody's       S&P         Value(2)
---------------------                                    --------    --------    ------------
                       U.S. TREASURY SECURITIES
                       (12.5%)
     $ 8,090,000       U.S. Treasury Notes, 6.25%,
                       due 6/30/02                         TSY         TSY       $  8,197,225
      14,240,000       U.S. Treasury Notes, 5.50%,
                       due 2/28/03                         TSY         TSY         14,341,674
          75,000       U.S. Treasury Notes, 5.50%,
                       due 3/31/03                         TSY         TSY             75,583
       4,298,161       U.S. Treasury
                       Inflation-Indexed Notes,
                       3.375%, due 1/15/07                 TSY         TSY          4,218,241
                                                                                 ------------
                       TOTAL U.S. TREASURY SECURITIES
                       (COST $26,465,875)                                          26,832,723
                                                                                 ------------
                       U.S. GOVERNMENT AGENCY
                       SECURITIES (20.1%)
      10,000,000       Freddie Mac, Notes, 6.25%,
                       due 10/15/02                        AGY         AGY         10,108,650
      12,000,000       Fannie Mae, Notes, 6.25%,
                       due 11/15/02                        AGY         AGY         12,137,712
      13,200,000       Fannie Mae, Notes, 5.75%,
                       due 4/15/03                         AGY         AGY         13,245,579
       2,990,000       Freddie Mac, Notes, 5.75%,
                       due 7/15/03                         AGY         AGY          3,001,114
       4,680,000       Fannie Mae, Notes, 5.625%,
                       due 5/14/04                         AGY         AGY          4,674,440
                                                                                 ------------
                       TOTAL U.S. GOVERNMENT AGENCY
                       SECURITIES (COST $42,640,725)                               43,167,495
                                                                                 ------------
                       MORTGAGE-BACKED SECURITIES
                       (24.8%)
         755,879       BA Mortgage Securities Corp.,
                       Mortgage Pass-Through
                       Certificates, Ser. 1998-6,
                       6.25%, due 12/26/28                BB(3)                       567,280(4)
       2,858,969       PNC Mortgage Securities Corp.,
                       Pass-Through Certificates,
                       Ser. 1999-1, Class 1B4,
                       6.25%, due 2/25/29                 BB(3)                     2,054,884(4)
       1,132,571       GE Capital Mortgage Services,
                       Inc., REMIC Pass-Through
                       Certificates, Ser. 1999-2,
                       Class B3, 6.50%, due 4/25/29       BB(3)                       801,735(4)
         869,866       GE Capital Mortgage Services,
                       Inc., REMIC Pass-Through
                       Certificates, Ser. 1999-11,
                       Class B3, 6.50%, due 7/25/29       BB(3)                       665,413(4)
         755,745       Morgan Stanley Capital I Inc.,
                       Commercial Mortgage
                       Pass-Through Certificates,
                       Ser. 1998-HF2, 6.01%,
                       due 11/15/30                       BB(3)                       561,714(4)
FANNIE MAE
      13,920,821       Pass-Through Certificates,
                       7.00%, due 5/1/04-12/1/23           AGY         AGY         14,031,117
      16,368,803       Pass-Through Certificates,
                       6.50%, due 5/1/13-4/1/15            AGY         AGY         16,424,763
FREDDIE MAC
          13,912       Mortgage Participation
                       Certificates, 10.00%,
                       due 4/1/20                          AGY         AGY             14,801
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      11,024,233       Pass-Through Certificates,
                       7.00%, due 5/15/28-12/15/28         AGY         AGY         11,073,723
       6,823,908       Pass-Through Certificates,
                       8.00%, due 5/15/30-9/15/30          AGY         AGY          6,992,116
                                                                                 ------------
                       TOTAL MORTGAGE-BACKED
                       SECURITIES (COST $52,691,979)                               53,187,546
                                                                                 ------------

Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio

      Principal                                               Rating(1)             Market
       Amount                                            Moody's       S&P         Value(2)
---------------------                                    --------    --------    ------------
                       ASSET-BACKED SECURITIES
                       (10.3%)
     $ 2,040,000       Honda Auto Lease Trust,
                       Ser. 1999-A, Class A4, 6.45%,
                       due 9/16/02                         Aaa         AAA       $  2,044,618
       2,380,087       Premier Auto Trust,
                       Ser. 1998-1, Class A4, 5.70%,
                       due 10/6/02                         Aaa         AAA          2,375,803
         184,036       Navistar Financial Owner
                       Trust, Ser. 1996-B,
                       Class A-3, 6.33%, due 4/21/03       Aaa         AAA            184,052
       3,150,000       BMW Vehicle Lease,
                       Ser. 2000-A, Class A3, 6.64%,
                       due 5/25/03                         Aaa         AAA          3,190,852
         303,753       Chevy Chase Auto Receivables
                       Trust, Ser. 1996-2, Class A,
                       5.90%, due 7/15/03                  Aaa         AAA            303,130
       2,215,000       Capital Auto Receivables Asset
                       Trust, Ser. 2000-1, Class A3,
                       6.96%, due 11/17/03                 Aaa         AAA          2,231,745
         570,000       DaimlerChrysler Auto Trust,
                       Auto Loan Certificates,
                       Ser. 2000-A, Class A3, 7.09%,
                       due 12/6/03                         Aaa         AAA            579,052
       5,070,000       Ford Credit Auto Owner Trust,
                       Ser. 2000-C, Class A4, 7.24%,
                       due 2/15/04                         Aaa         AAA          5,176,093
       3,790,000       Nissan Auto Receivables Owner
                       Trust, Ser. 2000-B, Class A3,
                       7.25%, due 4/15/04                  Aaa         AAA          3,870,537
       2,000,000       Ford Credit Auto Owner Trust,
                       Ser. 2000-E, Class A4, 6.74%,
                       due 6/15/04                         Aaa         AAA          2,031,816
                                                                                 ------------
                       TOTAL ASSET-BACKED SECURITIES
                       (COST $21,650,139)                                          21,987,698
                                                                                 ------------
                       BANKS & FINANCIAL INSTITUTIONS
                       (15.2%)
       1,975,000       Dime Bancorp, Inc., Senior
                       Notes, 6.375%, due 1/30/01          Ba1         BBB-         1,973,313
       5,200,000       Capital One Bank, Bank Notes,
                       5.95%, due 2/15/01                  Baa2        BBB-         5,195,242
       1,350,000       Morgan Stanley, Dean Witter, &
                       Co., Global Medium-Term Notes,
                       Ser. C, 6.09%, due 3/9/01           Aa3         AA-          1,347,825
       2,640,000       Household Finance Corp.,
                       Senior Medium-Term Notes,
                       6.06%, due 5/14/01                   A2          A           2,636,972
       1,200,000       Dime Bancorp, Inc., Senior
                       Notes, 7.00%, due 7/25/01           Ba1         BBB-         1,195,968
       1,300,000       MBNA America Bank,
                       Subordinated Notes, 7.25%,
                       due 9/15/02                         Baa2        BBB          1,312,419
       1,950,000       Dime Bancorp, Inc., Senior
                       Notes, 9.00%, due 12/19/02          Ba1         BBB-         1,961,080
       1,300,000       Merrill Lynch & Co., Inc.,
                       Notes, 6.00%, due 2/12/03           Aa3         AA-          1,294,025
       1,250,000       Household Netherlands B.V.,
                       Senior Notes, 6.125%,
                       due 3/1/03                           A3          A           1,237,768
       2,395,000       Bear Stearns Cos., Inc.,
                       Notes, 6.20%, due 3/30/03            A2          A           2,372,504
       1,650,000       International Lease Finance
                       Corp., Notes, 7.30%,
                       due 4/28/03                          A1         AA-          1,684,658
       2,570,000       Lehman Brothers Holdings,
                       Inc., Medium-Term Notes,
                       Ser. E, 7.00%, due 5/15/03           A2          A           2,590,295
       2,230,000       Household Finance Corp.,
                       Notes, 7.00%, due 8/1/03             A2          A           2,257,235
       2,820,000       Paine Webber Group, Inc.,
                       Notes, 6.45%, due 12/1/03           Aa1         AA+          2,838,271
       1,850,000       Morgan Stanley, Dean Witter, &
                       Co., Notes, 5.625%,
                       due 1/20/04                         Aa3         AA-          1,812,991
         860,000       Bank United Corp., Medium-Term
                       Notes, Ser. A, 8.00%,
                       due 3/15/09                         Ba2         BBB-           860,099
                                                                                 ------------
                       TOTAL BANKS & FINANCIAL
                       INSTITUTIONS (COST
                       $32,102,584)                                                32,570,665
                                                                                 ------------

Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio

      Principal                                               Rating(1)             Market
       Amount                                            Moody's       S&P         Value(2)
---------------------                                    --------    --------    ------------
                       CORPORATE DEBT SECURITIES
                       (39.0%)
     $ 2,550,000       AT&T Capital Corp., Notes,
                       6.875%, due 1/16/01                  A1          A+       $  2,550,125
       1,000,000       WMX Technologies, Notes,
                       7.125%, due 6/15/01                 Ba1         BBB            996,782
       1,060,000       Tyco International Group S.A.,
                       Notes, 6.125%, due 6/15/01          Baa1         A-          1,055,906
       1,345,000       CMS Energy Corp., Senior
                       Notes, 8.00%, due 7/1/01            Ba3          BB          1,340,744
       2,700,000       Telecom Argentina Stet-France
                       S.A., Medium-Term Notes,
                       9.75%, due 7/12/01                   B1         BBB-         2,706,750(4)
       1,940,000       Colonial Realty Limited
                       Partnership, Senior Notes,
                       7.50%, due 7/15/01                  Baa3        BBB-         1,939,005
         910,000       USA Waste Services, Inc.,
                       Senior Notes, 6.125%,
                       due 7/15/01                         Ba1         BBB            901,578
       1,715,000       Cox Communications, Inc.,
                       Notes, 7.00%, due 8/15/01           Baa2        BBB          1,711,023
       2,625,000       Texas Utilities Co., Notes,
                       5.94%, due 10/15/01                 Baa3        BBB          2,612,185
         410,000       Times Mirror Co., Notes,
                       5.75%, due 10/15/01                  A2          A             410,891
       2,000,000       Tyco International Ltd.,
                       Notes, 6.50%, due 11/1/01            A3          A-          2,001,578
       1,499,000       Marlin Water Trust, Senior
                       Secured Notes, 7.09%,
                       due 12/15/01                        Baa1        BBB          1,501,403(4)
       2,800,000       ICI Wilmington, Inc.,
                       Guaranteed Notes, 7.50%,
                       due 1/15/02                         Baa2        BBB+         2,800,986
       2,300,000       Xerox Capital Europe PLC,
                       Notes, 5.75%, due 5/15/02           Ba1         BBB-         1,619,504
       2,085,000       Sprint Capital Corp.,
                       Medium-Term Notes, 7.625%,
                       due 6/10/02                         Baa1        BBB+         2,110,969
       3,000,000       General Motors Acceptance
                       Corp., Medium-Term Notes,
                       6.30%, due 7/8/02                    A2          A           3,001,041
         800,000       Comdisco, Inc., Senior Notes,
                       7.25%, due 9/1/02                   Baa2        BBB            640,000
       2,815,000       Public Service Electric & Gas
                       Co., Medium-Term Notes, 7.19%,
                       due 9/6/02                           A3          A-          2,862,489
       1,660,000       Fort James Corp., Senior
                       Notes, 6.50%, due 9/15/02           Baa3        BBB-         1,606,786
       2,625,000       Commercial Credit Co., Notes,
                       6.375%, due 9/15/02                 Aa3         AA-          2,635,896
       2,330,000       Conseco, Inc., Notes, 8.50%,
                       due 10/15/02                         B1         BB-          2,027,100
       1,300,000       Valero Energy, Notes, 6.75%,
                       due 12/15/02                        Baa3        BBB-         1,287,278(4)
       1,300,000       American Standard, Inc.,
                       Senior Notes, 7.125%,
                       due 2/15/03                         Ba2         BB+          1,270,750
       2,320,000       CIT Group, Inc., Notes,
                       7.375%, due 3/15/03                  A1          A+          2,346,292
       1,520,000       Cox Radio, Inc., Notes, 6.25%,
                       due 5/15/03                         Baa2        BBB          1,505,157
       1,750,000       Ford Motor Credit Corp.,
                       Notes, 7.50%, due 6/15/03            A2          A           1,786,622
       2,760,000       Union Carbide Corp., Senior
                       Notes, 6.25%, due 6/15/03           Baa2        BBB          2,738,679
       2,000,000       Norwest Financial Inc., Senior
                       Notes, 6.125%, due 8/1/03           Aa2          A+          1,988,862
       1,000,000       Comdisco, Inc., Senior Notes,
                       9.50%, due 8/15/03                  Baa2        BBB            780,000
       2,570,000       General Electric Capital
                       Corp., Notes, 6.75%,
                       due 9/11/03                         Aaa         AAA          2,618,583
         440,000       Core-Mark International, Inc.,
                       Senior Subordinated Notes,
                       11.375%, due 9/15/03                 B3          B             419,100
       2,675,000       Unilever Capital Corp., Senior
                       Notes, 6.75%, due 11/1/03            A1          A+          2,723,072
       1,400,000       Associates Corp., Senior
                       Notes, 5.75%, due 11/1/03           Aa3         AA-          1,381,086
       1,300,000       General Electric Capital
                       Corp., Notes, 6.81%,
                       due 11/3/03                         Aaa         AAA          1,327,810

Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio

      Principal                                               Rating(1)             Market
       Amount                                            Moody's       S&P         Value(2)
---------------------                                    --------    --------    ------------
     $ 2,000,000       Akzo Nobel Inc., Guaranteed
                       Notes, 6.00%, due 11/15/03           A2          A-       $  1,974,114(4)
         505,000       Loomis Fargo & Co., Senior
                       Subordinated Notes, 10.00%,
                       due 1/15/04                          B3          B             482,275
       1,164,020       PDVSA Finance Ltd., Notes,
                       8.75%, due 2/15/04                  Baa1                     1,173,110
       2,500,000       Heller Financial, Inc., Notes,
                       6.00%, due 3/19/04                   A3          A-          2,434,335
       1,110,000       Hartford Life, Inc., Notes,
                       6.90%, due 6/15/04                   A2          A           1,124,687
       1,600,000       Wells Fargo & Co., Notes,
                       6.625%, due 7/15/04                 Aa2          A+          1,622,210
       2,200,000       Caterpillar Financial Services
                       Corp., Notes, 6.875%,
                       due 8/1/04                           A2          A+          2,229,091
         570,000       EOP Operating Limited
                       Partnership, Notes, 6.625%,
                       due 2/15/05                         Baa1        BBB+           563,291
       4,230,000       Heritage Media Corp., Senior
                       Subordinated Notes, 8.75%,
                       due 2/15/06                         Ba3         BB+          4,103,100
         735,000       Calpine Corp., Senior Notes,
                       7.625%, due 4/15/06                Ba1(5)      BB+(5)          705,600
       1,130,000       Gulf Canada Resources Ltd.,
                       Senior Notes, 8.35%,
                       due 8/1/06                          Baa3        BBB-         1,146,950
       2,130,000       Time Warner Inc., Notes,
                       8.11%, due 8/15/06                  Baa1        BBB          2,259,598
          25,000       Newport News Shipbuilding
                       Inc., Senior Subordinated
                       Notes, 9.25%, due 12/1/06           Ba3          B+             25,375
         720,000       Jones Intercable, Inc., Senior
                       Notes, 8.875%, due 4/1/07           Baa2        BBB            758,700
       1,720,000       Interpool, Inc., Notes, 7.20%,
                       due 8/1/07                         B1(6)       BB+(6)        1,289,038
         640,000       Thiokol Corp., Senior Notes,
                       6.625%, due 3/1/08                   A3          A+            635,654
                                                                                 ------------
                       TOTAL CORPORATE DEBT
                       SECURITIES (COST $85,117,968)                               83,733,160
                                                                                 ------------
                       FOREIGN GOVERNMENT SECURITIES
                       (0.9%)
       2,016,000       Republic of Argentina,
                       Floating Rate Notes, 7.625%,
                       due 3/31/05
                       (COST $1,933,867)                    B1         BB-          1,828,915
                                                                                 ------------
                       REPURCHASE AGREEMENT (4.0%)
       8,655,000       State Street Bank and Trust
                       Co. Repurchase Agreement,
                       6.35%, due 1/2/01, dated
                       12/29/00, Maturity Value
                       $8,661,106, Collateralized by
                       $8,775,000 Fannie Mae,
                       Medium-Term Notes, 6.00%,
                       due 9/24/01 (Collateral Value
                       $8,919,515) (COST $8,655,000)                                8,655,000(7)
                                                                                 ------------
                       TOTAL INVESTMENTS (126.8%)
                       (COST $271,258,137)                                        271,963,202(8)
                       Liabilities, less cash,
                       receivables and other assets
                       [(26.8%)]                                                  (57,546,032)
                                                                                 ------------
                       TOTAL NET ASSETS (100.0%)                                 $214,417,170
                                                                                 ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio
1) Credit ratings are unaudited.
2) Investment securities of the Fund are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
3) Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.
4) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At December 31, 2000, these securities amounted to $12,120,571 or 5.7% of net assets.
5) Rated BBB- by Fitch Investors Services, Inc.
6) Rated BBB by Fitch Investors Services, Inc.
7) At cost, which approximates market value.
8) At December 31, 2000, the cost of investments for U.S. Federal income tax purposes was $271,179,099. Gross unrealized appreciation of investments was $3,372,139 and gross unrealized depreciation of investments was $2,588,036, resulting in net unrealized appreciation of $784,103, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio

                                                               DECEMBER 31,
                                                                   2000
                                                               ------------
ASSETS
      Investments in securities, at market value (Cost
       $271,258,137) (Note A) -- see Schedule of Investments   $271,963,202
      Cash                                                            2,566
      Receivable for securities sold                             10,550,405
      Interest receivable                                         3,827,741
      Receivable for Fund shares sold                               548,317
      Prepaid expenses and other assets                               4,401
                                                               ------------
                                                                286,896,632
                                                               ------------
LIABILITIES
      Payable for Fund shares redeemed                           61,053,677
      Payable for securities purchased                           11,134,852
      Accrued expenses                                              147,654
      Payable to administrator (Note B)                              88,171
      Payable to investment manager (Note B)                         55,108
                                                               ------------
                                                                 72,479,462
                                                               ------------
NET ASSETS at value                                            $214,417,170
                                                               ------------

NET ASSETS consist of:
      Par value                                                $     16,261
      Paid-in capital in excess of par value                    222,444,723
      Accumulated undistributed net investment income            13,249,120
      Accumulated net realized loss on investments              (21,997,999)
      Net unrealized appreciation in value of investment
       securities                                                   705,065
                                                               ------------
NET ASSETS at value                                            $214,417,170
                                                               ------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)             16,261,164
                                                               ------------

NET ASSET VALUE, offering and redemption price per share             $13.19
                                                               ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio

                                                                  For the
                                                                    Year
                                                                   Ended
                                                                DECEMBER 31,
                                                                    2000
                                                                ------------
INVESTMENT INCOME
    Interest income                                             $15,535,873
                                                                ------------
    Expenses:
      Administration fee (Note B)                                   926,803
      Investment management fee (Note B)                            579,344
      Custodian fees (Note B)                                       108,626
      Shareholder reports                                            76,417
      Legal fees                                                     22,488
      Trustees' fees and expenses                                    18,934
      Auditing fees                                                  11,162
      Amortization of deferred organization and initial
       offering expenses (Note A)                                     5,344
      Miscellaneous                                                   9,611
                                                                ------------
        Total expenses                                            1,758,729
      Expenses reduced by custodian fee expense offset
       arrangement (Note B)                                          (4,041)
                                                                ------------
        Total net expenses                                        1,754,688
                                                                ------------
        Net investment income                                    13,781,185
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investment securities sold              (5,401,373)
    Net realized loss on foreign currency transactions
     (Note A)                                                      (621,494)
    Change in net unrealized appreciation (depreciation) of
     investment securities, translation of assets and
     liabilities in foreign currencies, and foreign currency
     contracts (Note A)                                           7,598,183
                                                                ------------
        Net gain on investments                                   1,575,316
                                                                ------------
        Net increase in net assets resulting from operations    $15,356,501
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio

                                                                         Year Ended
                                                                        DECEMBER 31,
                                                                   2000              1999
                                                               ------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                                      $ 13,781,185      $ 15,209,991
    Net realized loss on investments                             (6,022,867)       (4,585,872)
    Change in net unrealized appreciation (depreciation) of
     investments                                                  7,598,183        (6,926,317)
                                                               ------------------------------
    Net increase in net assets resulting from operations         15,356,501         3,697,802
                                                               ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                       (15,205,048)      (15,115,273)
                                                               ------------------------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold                                   135,286,112        68,525,498
    Proceeds from reinvestment of dividends                      15,205,048        15,115,273
    Payments for shares redeemed                               (184,581,538)     (101,212,944)
                                                               ------------------------------
    Net decrease from Fund share transactions                   (34,090,378)      (17,572,173)
                                                               ------------------------------
NET DECREASE IN NET ASSETS                                      (33,938,925)      (28,989,644)
NET ASSETS:
    Beginning of year                                           248,356,095       277,345,739
                                                               ------------------------------
    End of year                                                $214,417,170      $248,356,095
                                                               ------------------------------
    Accumulated undistributed net investment income at end
     of year                                                   $ 13,249,120      $ 15,290,489
                                                               ------------------------------

NUMBER OF FUND SHARES:
    Sold                                                         10,560,824         5,175,651
    Issued on reinvestment of dividends                           1,228,194         1,162,713
    Redeemed                                                    (14,286,483)       (7,643,903)
                                                               ------------------------------
    Net decrease in shares outstanding                           (2,497,465)       (1,305,539)
                                                               ------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Limited Maturity Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated
   May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Limited Maturity Bond Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Limited Maturity Bond Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Limited Maturity Bond Investments.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.
6) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S.

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio
   Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
7) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($6,955,974, $296,579, $1,871,355, $2,478,607, $3,975,890, and
   $6,386,624 expiring in 2002, 2004, 2005, 2006, 2007, and 2008, respectively, determined as of December 31, 2000), it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
8) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
9) ORGANIZATION EXPENSES: Organization expenses incurred by the Fund were fully amortized as of December 31, 2000.
10) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
11) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.
12) INCOME RECOGNITION: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

NOTE B -- MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND
          OTHER TRANSACTIONS WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio

   The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.
   The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.40% of the Fund's average daily net assets.
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has contractually undertaken through April 30, 2001 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs), which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the year ended December 31, 2000, no reimbursement to the Fund was required.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $4,041.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 2000, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) of $309,841,987 and $236,596,173, respectively.
   During the year ended December 31, 2000, the Fund had entered into various contracts to deliver currencies at specified future dates. At December 31, 2000, there were no open contracts.

NOTE D -- LINE OF CREDIT:
   At December 31, 2000, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street Bank and Trust Company, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2000, nor had the Fund utilized this line of credit at any time prior to that date.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio (1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.(2)

                                                                          Year Ended December 31,
                                                2000              1999              1998              1997              1996
                                           --------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                 $13.24            $13.82            $14.12            $14.05            $14.71
                                           --------------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                             .77               .77               .80               .88               .92
    Net Gains or Losses on Securities
 (both realized and unrealized)                       .07              (.58)             (.21)              .02              (.34)
                                           --------------------------------------------------------------------------------------
      Total From Investment Operations                .84               .19               .59               .90               .58
                                           --------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
 income)                                             (.89)             (.77)             (.89)             (.83)            (1.24)
                                           --------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $13.19            $13.24            $13.82            $14.12            $14.05
                                           --------------------------------------------------------------------------------------
Total Return(3)                                     +6.78%            +1.48%            +4.39%            +6.74%            +4.31%
                                           --------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
 millions)                                         $214.4            $248.4            $277.3            $251.1            $256.9
                                           --------------------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
 Net Assets(4)                                        .76%              .76%              .76%              .77%              .78%
                                           --------------------------------------------------------------------------------------
    Ratio of Net Expenses to Average
 Net Assets                                           .76%              .76%              .76%              .77%              .78%
                                           --------------------------------------------------------------------------------------
    Ratio of Net Investment Income to
 Average Net Assets                                  5.93%             5.81%             5.83%             6.27%             6.01%
                                           --------------------------------------------------------------------------------------
    Portfolio Turnover Rate                           109%              139%               44%               86%              132%
                                           --------------------------------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Limited Maturity Bond Investment's income and expenses under the prior master/feeder fund structure.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
4) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Limited Maturity Bond Portfolio

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Limited Maturity Bond Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Limited Maturity Bond Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 1, 2001